SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 30, 2003



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



              001-07831                           88-0117544
      (Commission File Number)                 (I.R.S. Employer
                                              Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)

Item 5.    Other Events.

     On April 30, 2003, Elsinore Corporation announced that it entered into a definitive stock purchase agreement for the sale of all of the capital stock of its wholly-owned subsidiary, Four Queens, Inc., a Nevada corporation doing business as the Four Queens Hotel & Casino and its interest in the Fremont Street Experience, LLC, to TLC Casino Enterprises, Inc., a Nevada corporation, for a purchase price of approximately $ 20.5 million. The press release dated April 30, 2003 announcing the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

     (c)      Exhibits

              99.1     Press Release dated April 30, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELSINORE CORPORATION


Date:  April 30, 2003              By:    /s/ Gina L. Contner Mastromarino
                                          Gina L. Contner Mastromarino
                                          Assistant Secretary and Principal
                                          Financial and Accounting Officer

                                Index to Exhibits


      Exhibit                       Description

       99.1           Text of Press Release dated April 30, 2003

                                                                    EXHIBIT 99.1
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FOR IMMEDIATE RELEASE

                              ELSINORE CORPORATION
                             202 EAST FREMONT STREET
                             LAS VEGAS, NEVADA 89101

                ELSINORE CORPORATION ANNOUNCES AGREEMENT TO SELL
                        THE FOUR QUEENS HOTEL AND CASINO

LAS VEGAS, NV-April 30, 2003 -- Elsinore Corporation (OTCBB: ELSO) ("Elsinore") announced that on April 29, 2003, it entered into a definitive stock purchase agreement for the sale of all the capital stock of its wholly-owned subsidiary, Four Queens, Inc., a Nevada corporation doing business as the Four Queens Hotel & Casino (the "Four Queens"), and its interest in the Fremont Street Experience, LLC, to TLC Casino Enterprises, Inc., a Nevada corporation, for a purchase price of approximately $20.5 million.

     The stock of the Four Queens constitutes substantially all of the assets of Elsinore. Upon the consummation of the sale of the stock of the Four Queens, Elsinore will not have an operating asset. While the Board of Directors of Elsinore has not yet adopted a formal plan of dissolution, it anticipates that, following the sale of the Four Queens, it will adopt a plan of dissolution and begin the process of winding-up and dissolving Elsinore. Elsinore anticipates that the proceeds from the sale will be used to pay outstanding indebtedness, and to pay any accrued and unpaid dividends on Elsinore's outstanding 6% cumulative convertible preferred stock (the "Preferred Stock"). Following the payment with respect to the accrued and unpaid dividends, Elsinore anticipates that the holders of the Preferred Stock will exercise their right to convert their shares of Preferred Stock into shares of common stock of Elsinore ("Common Stock"), pursuant to the terms of the Preferred Stock. At March 31, 2003, the outstanding debt of Elsinore was approximately $5.1 million. In addition, as of March 31, 2003, Elsinore had outstanding approximately 50,000,000 shares of Preferred Stock, with accumulated dividends of approximately $5.4 million. Following conversion of the Preferred Stock, Elsinore would have approximately 940 Common Stock holders. After establishing an adequate reserve for the wind-up of Elsinore's affairs, the remaining funds are expected to be paid to the holders of Elsinore's Common Stock on a pro rata basis. Once all remaining obligations have been satisfied and Elsinore is dissolved, the remaining assets, if any, are expected to be distributed a second time to Elsinore's Common Stock holders.

     The beneficial owner of a majority of Elsinore's capital stock, who exercises voting and investment authority over 100% of the Preferred Stock and approximately 99.7% of Common Stock (on an as-converted basis), has agreed to deliver a written consent representing all of his shares of Elsinore's capital stock to approve the sale of the stock of the Four Queens on or about May 30, 2003, assuming that the definitive stock purchase agreement remains in effect and has not been terminated in accordance with its terms.

     Consummation of the sale is subject to a number of conditions, including receipt of required regulatory approvals, including approval of the Nevada Gaming Commission, and other gaming approvals, and the distribution of the Information Statement to Elsinore's shareholders pursuant to Securities and Exchange Commission ("SEC") rules and regulations. There can be no assurance that the conditions to the sale will be satisfied or that the sale of the Four Queens will be consummated.

About TLC Casino Enterprises, Inc.

     Terry L. Caudill, the President and sole shareholder of TLC Casino Enterprises, Inc., has lived in Nevada for 30 years, moving to Las Vegas from Reno in 1983. He was Corporate Vice President and Chief Accounting Officer for Circus Circus Enterprises, Inc. (now Mandalay Resort Group), for 11 years and participated in that company's growth during the 1980's and early 1990's.

     Mr. Caudill started the Magoo's chain in 1989. In 1994, he left Circus Circus to concentrate on developing Magoo's. The Magoo's Gaming Group currently consists of fifteen locations that emphasize gaming, including three locations operating under non-restricted gaming licenses, all of which cater to the local Las Vegas market. Mr. Caudill looks forward to expanding his operations into the downtown Las Vegas market.

     Statements made in this press release, including comments relating to the beneficial aspects of the stock sale, the likelihood that the sale with be consummated and the likelihood that Elsinore will make distributions to its stockholders from the proceeds from the sale of the Four Queens, are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements. These risks and uncertainties include the satisfaction of conditions to closing the transaction and the amount of outstanding indebtedness. Other factors identified by Elsinore in its filings with the Securities and Exchange Commission, including Elsinore's most recent annual report on Form 10-K, could affect the forward looking statements contained in this press release.

     Contact: Gina Mastromarino, Four Queens Hotel & Casino, at 702-387-5115.


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